--------------------------------------------------------------------------------
CUSIP No. 028884104                SCHEDULE 13D           Page 26 of 33
--------------------------------------------------------------------------------


                                    EXHIBIT 6
                               POWERS OF ATTORNEY

                       POWER OF ATTORNEY OF JOHN STILWELL

            Know all by these presents that the undersigned hereby constitutes and appoints Joseph Stilwell the undersigned's true and lawful attorney-in-fact to:

              (1) execute  for  and  on  behalf  of  the  undersigned,   in  the
                  undersigned's capacity as beneficial owner of shares of common stock of American Physicians Capital, Inc. (the "Company"), a
                  Schedule 13D or any amendment thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules thereunder;

              (2) do and  perform  any and all  acts  for and on  behalf  of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or amendment thereto and timely file such Schedule with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

              (3) take any other  action of any type  whatsoever  in  connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

            The undersigned understands and acknowledges that the Schedule 13D and amendments thereto referred to above may be filed jointly on behalf of a "group" as that term is defined in the rules promulgated under Section 13(d) of the Exchange Act.

            The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934.

--------------------------------------------------------------------------------
CUSIP No. 028884104                SCHEDULE 13D           Page 27 of 33
--------------------------------------------------------------------------------

            This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D and amendments thereto with respect to the undersigned's holdings of and transactions in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

            IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of August, 2004.


                                          /s/ John Stilwell
                                          --------------------------------------
                                          Signature

                                          /s/ John Stilwell
                                          --------------------------------------
                                          Print Name